Exhibit 99.1

Copyright 2019, Plug Power Inc. January 30, 2020 Plug Power Inc: January 2020 Business Update

Cautionary Note on Forward Looking Statements

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power, including but not limited to statements about Plug Power's expectations regarding full-year 2019 results, its five-year growth plan, future growth in revenue, gross billings, gross margin, operating income, Adjusted EBITDA, annual system shipments, hydrogen fuel sales and fueling stations, market size for products, total GenDrive deployments, customer base and systems for delivery vans , expansion into new markets, expansion with existing customers, reductions in material costs and operating expenses, increased fuel cell stack life, reductions in stack cost, size and weight, and increased utilization of manufacturing capacity. You are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that we continue to incur losses and might never achieve or maintain profitability; the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; the risk of dilution to our stockholders and/or stock price should we need to raise additional capital; the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders may not ship, be installed and/or converted to revenue, in whole or in part; the risk that pending orders may not convert to purchase orders, in whole or in part; the risk that a loss of one or more of our major customers, or if one of our major customers delays payment of or is unable to pay its receivables, a material adverse effect could result on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our common stock; the risk that our convertible debt securities, if settled in cash, could have a material effect on our financial results; the risk that our convertible note hedges may affect the value of our convertible debt securities and our common stock; the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls or our ability to attract and maintain key personnel; the risks related to the use of flammable fuels in our products; the cost and timing of developing, marketing and selling our products; our ability to raise the necessary capital to fund such costs; the risks of delays in or not completing our product development goals; our ability to obtain financing arrangements to support the sale or leasing of our products and services to customers; the ability to achieve the forecasted gross margin on the sale of our products; the risk that our actual net cash used for operating expenses may exceed the projected net cash for operating expenses; the cost and availability of fuel and fueling infrastructures for our products; the risks, liabilities, and costs related to environmental, health and safety matters; the risk of elimination of government subsidies and economic incentives for alternative energy products; market acceptance of our products and services, including GenDrive, GenSure and GenKey systems; the volatility of our stock price; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for our products; the risk that possible new tariffs could have a material adverse effect on our business; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully expand our product lines; our ability to successfully market, distribute and service our products and services internationally; our ability to improve system reliability for our GenDrive, GenSure and GenKey systems; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the risk of dependency on information technology on our operations and the failure of such technology; the cost of complying with current and future federal, state and international governmental regulations; our subjectivity to legal proceedings and legal compliance; risks associated with potential future acquisitions; and other risks and uncertainties referenced in our prospectus supplement as well as public filings with the SEC. For additional disclosure regarding these and other risks faced by Plug Power, see disclosures contained in our public filings with the SEC including, the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2018 as such risk factors may be updated from time to time in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings Plug Power makes with the SEC. You should consider these factors in evaluating the forward-looking statements included in this presentation and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and Plug Power undertakes no obligation to update such statements as a result of new information.

To supplement the Company's unaudited financial data presented on a generally accepted accounting principles (GAAP) basis, management has used Adjusted EBITDA, which is a non-GAAP measure. Forecasted Adjusted EBITDA is defined as operating income, as forecasted, plus stock-based compensation, plus depreciation and amortization, plus right-of-use asset depreciation and interest associated with PPA financings. This non-GAAP measure is an indicator management uses as a basis for evaluating the Company's performance, and its ability to service debt and other finance obligations, as well as for forecasting future periods. Management also establishes performance targets, annual budgets and makes operating decisions based in part upon Adjusted EBITDA. Disclosure of this non-GAAP measure is to provide investors with the same information that management uses for these purposes. In addition, investors have historically requested and the Company has historically reported this non-GAAP financial measure as a means of providing consistent and comparable information with past reports of financial results. Adjusted EBITDA is not a measure of our performance under GAAP and should not be considered in isolation or as an alternative to reported operating income, or any other measures prepared in accordance with GAAP. While management believes that Adjusted EBITDA provides useful supplemental information to investors, there are limitations associated with the use of this measure. Adjusted EBITDA is not prepared in accordance with GAAP and may not be directly comparable to a similarly titled measure of other companies due to potential differences in the exact method of calculation. Adjusted EBITDA should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

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3 Plug Power is at the Center of a Transformational Wave Electrification Hydrogen Economy

4 Recap of 2019 Strong Financial Performance Q4 Record Gross Billings & Deployments • Gross Billings between $93M and $95M • Deployments ~2,500 GenDrives 2019 – Full Year Gross Billings between $235M and $237M

5 Leader in Hydrogen and Fuel Cell Technology Cumulative Hybrid Fuel Cell Units Installed (1) Key Performance Characteristics 4,400 6,700 10,600 14,800 20,000 24,800 32,000 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2013 2014 2015 2016 2017 2018 est. 2019 44 trademarks Installed base creates foundation for recurring revenue $ 1 st to create a market for HFC technology Significant runway available in core forklift market ~70% blue chip customer base Strong patent portfolio and proprietary know - how 300MM+ operating hours (1Bn+ miles) 23MM+ fuelings; 24T+ liquid H 2 used daily ® Note: 1. Rounded figures, excludes stationary units Growing the Installed Base Future Recurring Revenue Future applications represent tremendous addressable markets

6 Plug Power is Building the Hydrogen Economy: Strategic Agreements in 2019 Third Pedestal Customer 12 Sites - 2020 Strategic partnership with ENGIE Expansion into on - road FCEVs with DHL and StreetScooter $172M multi - year contract with Fortune 100 customer

7 Plug Power Signs Global Partnership with ENGIE to Expand use of Hydrogen Fuel Cells • Identify mutually beneficial markets and customers, offering fully integrated solutions • Global agreement focused across 50+ countries • Has already identified two immediate international markets for hydrogen and fuel cell solutions Photo: Richard Parish

On-Road Commercial FCEV Market: DHL/Streetscooter

PLUG POWER

Sizing the technology and market potentials for BEVs and FCVs requires looking at all relevant user requirements.


DHL
Sizing the technology and market potentials for BEVs and FCVs requires looking at all relevant user requirements.

Source: Corporate Incubations, Deutsche Post DHL Group

Operational Perspective


Payload
FCV
min. Operational Requirement
BEV
Range
100km
200km
500km

For **ranges > 200km BEVs do not fullfill the minimum user requirements** (the asset can´t do the job)

Deutsche Post DHL Group
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9 Plug Power Receives $172M Order from Fortune 100 Customer • Contract valued at more than $172M for GenDrive, GenFuel and GenCare • Sizable multiyear contract underscores increasing recognition by customers of our value proposition • Key driver for achieving Plug Powers $1B plan for gross billings in 2024 • On - road expansion possibilities

Third Large Order for 2020: New Multi-Site Anchor Customer GenKey Agreement

- **Phase 1 in 2020**: 12 Greenfield Retail Distribution Centers (DCs) across USA
  - 2,000 GenDrive units
- 5-year extended service contract
- Hydrogen infrastructure
- **2020 Revenue Opportunity ~$50M**

- **Phase II:** Expansion into new sites and existing 80 site network



Executing on our multi-site large customer strategy in global material handling market.

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11 And Additionally ….

12 • Contracts for 12 sites in North America • > 2,500 GenDrive units • 7 year service & fuel contracts • Hydrogen infrastructure • 2020 Revenue Opportunity ~$50M From our Longest Pedestal Customer

13 Plug Power Expands Hydrogen Supply Chain with United Hydrogen Agreement • Three - year reserved product supply agreement • Strategic step towards expanding margin in hydrogen business while maintaining competitive pricing • Increasing ‘green’ hydrogen content

14 2020 Financial Outlook: Solid Visibility on Expected Annual Growth Projecting >25% growth Year over Year • Gross Billings >$300M • Over 90% visibility

Path to 2024 Target ($1B in Gross Billing; $170M in Operating Income; $200M in Adjusted EBITDA)

Revenue Growth

($MM)



~$200
~$50
~$750
$235
to
$237
2019
2024
Material Handing
Stationary
Other EV

Plug Action Plans

- **Launch metal stacks - improved power density**
- New packaging - easier application design
- Develop market channels - integrators, customers & partners, etc.
- Key OEM wins - i.e., DHL, Mulag, etc.

- Leverage 5G value prop
- **Expand markets - i.e., data center, remote power, etc.**
- Develop market channels

- **Develop new hydrogen solutions**
- Flexible business models
- Large account strategy
- Multi-site customer wins - i.e., retail, auto, food distribution
- Recurring revenue from product refresh cycle

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16 Summary • We Met our 2019 Commitments • Gross Billings • Adjusted EBITDA • Four Major Announcements • Strong Growth in 2020 • Over 25% Growth in Gross Billings • Over 90% Visibility • Executing on the Future - 2024 • $1B in Gross Billings • 20% Adjusted EBITDA • 17% OI

Corporate Headquarters 968 Albany Shaker Road, Latham, NY 12110 plugpower.com